UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2025

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

AIMCO OP L.P.

(Exact name of registrant as specified in its charter)

Maryland (Apartment Investment and Management Company)	1-13232	84-1259577
Delaware (Aimco OP L.P.)	0-56223	85-2460835
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1450, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 373-1300

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Investment and Management Company Class A Common Stock	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Apartment Investment and Management Company (“Aimco”) amended the December 30, 2024 agreement to sell the properties located at 1001 Brickell Bay Drive and 1111 Brickell Bay Drive in Miami, Florida (together referred to as the “Brickell Assemblage”) to Brickell Bay Property Owner LLC (the “buyer”) for a gross price of $520 million. The Buyer notified Aimco that it intended to exercise its option, as permitted in the December 30, 2024 agreement, to finance up to $115 million of the purchase price with transferable seller financing notes provided by Aimco. On November 8, 2025, the agreement was amended such that closing is now scheduled for December of 2025 and the buyer will finance $70 million, of the of the $520 million purchase price, with transferable seller financing notes from Aimco. The notes will have a term of 24 months with a compounding interest rate that increases from 12% to 22% over the duration of the loan as well as exit fees ranging from 1% to 4%.

In addition, $15 million of the $50 million, non-refundable, deposit has been released to Aimco with the remainder being held in escrow, $20 million is to be released to Aimco on the original closing date, November 18, 2025, and $15 million will be applied at closing.

Net proceeds from the transaction, accounting for the associated property-level debt, the monetization of the seller financing note, the deferred tax liability, and transaction costs are estimated to be approximately $300 million. Aimco intends to return the majority of the net proceeds from the transaction to shareholders.

Item 2.02. Results of Operations and Financial Conditions.

On November 10, 2025 Apartment Investment and Management Company and Aimco OP L.P. (the “Company”) issued a press release announcing results for the period ended September 30, 2025. A copy of the press release is attached as exhibit 99.1 to this report.

The information under this Item 2.02 and Exhibit 99.1 is furnished by the Company in accordance with the rules of the Securities and Exchange Commission. This information shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

Plan of Sale and Liquidation

On November 10, 2025, the Board unanimously determined advisable and approved a Plan of Sale and Liquidation (the “Plan of Sale and Liquidation”). The Plan of Sale and Liquidation provides for the Company’s complete liquidation and dissolution in accordance with Section 331, Section 336 and Section 346(a) of the Internal Revenue Code of 1986, as amended, and the Maryland General Corporation Law. Effectiveness of the Plan of Sale and Liquidation is subject to approval by the affirmative vote of the holders of Common Stock entitled to cast two-thirds of all votes entitled to be cast on the matter. Aimco currently anticipates that the Plan of Sale and Liquidation would be submitted for stockholder approval at a special meeting of stockholders, expected to occur in early 2026.

Upon the effectiveness of the Plan of Sale and Liquidation and pursuant thereto, the Company is authorized to sell, convey and transfer or otherwise dispose of any or all of the assets of the Company in one or more transactions, and acting for itself and/or in its capacity as an equity holder, general partner or manager of any direct or indirect subsidiaries or affiliates, authorize any subsidiaries or affiliates to sell, convey, transfer and deliver or otherwise dispose of any or all assets of any subsidiaries in one or more transactions, in each case without further approval of the Company’s shareholders.

The Plan of Sale and Liquidation provides that the Company shall pay or make reasonable provisions to pay all claims and obligations of the Company and its subsidiaries and make all provisions that are reasonably likely to be sufficient to provide payment in respect any claim against the Company or its subsidiaries in connection with any pending action, suit or proceeding to which any of the Company or its subsidiaries is a party. The Plan of Sale and Liquidation provides that the Company is authorized to engage in the wind-down of its business and affairs, discharging, paying or setting aside reserves for all Company liabilities, disposing of its assets and distributing the Company’s remaining assets available for distribution to the Company’s shareholders, as determined by the Board in its discretion, all in accordance with the Plan of Sale and Liquidation.

The Plan of Sale and Liquidation further provides that upon a determination of the Board, the Company may transfer and assign any remaining assets of the Company and its subsidiaries to a liquidating trust or another form of liquidating entity (a “Liquidating Trust”), subject to the terms of the Plan of Sale of Liquidation, and the Board may cause the Company to make the final distribution to the Company’s shareholders as a distribution in kind of beneficial interests in the Liquidating Trust, at such time as the Board deems appropriate in its discretion.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. The forward-looking statements in this document include, without limitation, statements regarding our future plans and goals, including the timing and amount of capital expected to be returned to stockholders, our pipeline investments and projects, our plans to eliminate certain near term debt maturities, our estimated value creation and potential, our timing, scheduling and budgeting, projections regarding revenue and expense growth, our plans to form joint ventures, our plans for new acquisitions or dispositions, our strategic partnerships and value added therefrom, the potential for adverse economic and geopolitical conditions, which negatively impact our operations, including on our ability to maintain current or meet projected occupancy, rental rate and property operating results; the effect of acquisitions, dispositions, developments, and redevelopments; our ability to meet budgeted costs and timelines, and achieve budgeted rental rates related to our development and redevelopment investments; expectations regarding sales of our apartment communities and the use of proceeds thereof; the availability and cost of corporate debt; and our ability to comply with debt covenants, including financial coverage ratios. We caution investors not to place undue reliance on any such forward-looking statements.

These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties that could cause actual results to differ materially from our expectations, including, but not limited to: the risk that the 2025 plans and goals may not be completed, as expected, in a timely manner or at all; the possibility that Aimco’s shareholders do not approve the Plan of Sale and Liquidation of Aimco (the “Proposed Transaction”); changes in the amount and timing of the total liquidating distributions, including as a result of unexpected levels of transaction cost, delayed or terminated closings, liquidation costs or unpaid or additional liabilities and obligations; the possibility of converting to a liquidating trust or other liquidating entity; the ability of our board of directors to terminate the Proposed Transaction, whether or not approved by shareholders; the occurrence of any event, change or other circumstances that could give rise to the termination of the Proposed Transaction; geopolitical events which may adversely affect the markets in which our securities trade, and other macro-economic conditions, including, among other things, rising interest rates and inflation, which heightens the impact of the other risks and factors described herein; real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing and effects of acquisitions, dispositions, developments and redevelopments; expectations regarding sales of apartment communities and the use of proceeds thereof; insurance risks, including the cost of insurance, and natural disasters and severe weather such as hurricanes; supply chain disruptions, particularly with respect to raw materials such as lumber, steel, and concrete; the impact of tariffs and global trade disruptions on us; financing risks, including the availability and cost of financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; the risk that earnings may not be sufficient to maintain compliance with debt covenants, including financial coverage ratios; legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of laws and governmental regulations that affect us and interpretations of those laws and regulations; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently owned by us.

In addition, our current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent Quarterly Reports on Form

10-Q and other documents Aimco files from time to time with the SEC. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements reflect management’s judgment and expectations as of this date, and Aimco undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information and Where to Find It

This communication relates to the proposed plan of sale and liquidation of Aimco, and may be deemed to be solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, Aimco intends to file a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”). The Proxy Statement will be sent to all shareholders of Aimco. Aimco will also file other documents regarding the Proposed Transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF AIMCO ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ALL OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and shareholders of Aimco may obtain copies of the Proxy Statement and other documents that are filed or will be filed by Aimco with the SEC, free of charge, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Aimco with the SEC will also be available, free of charge, on Aimco’s website at investors.aimco.com or by contacting Aimco’s investor relations contact at investor@aimco.com.

Participants in the Solicitation

Aimco, certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Aimco’s shareholders in connection with the Proposed Transaction. Information about Aimco’s directors and executive officers and their ownership of Aimco’s common stock is set forth in Aimco’s proxy statement for its Annual Meeting of Shareholders on Schedule 14A filed with the SEC on April 25, 2025. To the extent that holdings of Aimco’s securities have changed since the amounts reported in Aimco’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Transaction may be obtained by reading the Proxy Statement regarding the Proposed Transaction when it becomes available. You may obtain free copies of these documents using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No.	Description
2.1	Plan of Sale and Liquidation
99.1	Press release dated November 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 10, 2025

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer

AIMCO OP L.P.
By: Aimco OP GP, LLC, its general partner By: Apartment Investment and Management Company, its managing member

/s/ H. Lynn C. Stanfield
H. Lynn C. Stanfield
Executive Vice President and Chief Financial Officer